EXHIBIT 10.1

AMENDMENT NO. 1 TO
REGISTRATION RIGHTS AGREEMENT

     This Amendment No. 1 to Registration Rights Agreement (this “Amendment”) is made and entered into as of September 29, 2004 (the “Execution Date”), by and among Digital Lifestyles Group, Inc., a Delaware corporation (the “Company”), and the investors named on the signature pages hereto (each, individually, an “Investor” and, collectively, the “Investors”), and Westech Capital Corporation, as designee of Tejas Securities Group, Inc. (“Westech”).

     This Agreement amends that certain Registration Rights Agreement, dated as of September 9, 2004 (the “Agreement”), by and between the Company, the Investors, Westech and certain other investors named on the signature pages thereto, pursuant to Section 9(a) of the Agreement, which provides that the Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal [sic] amount of Registrable Securities. The Investors hold a majority of the aggregate amount of Registrable Securities. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

     The parties hereby agree as follows:

1.	Amendment of the Agreement.

     (a)      The definition of “Targeted Filing Date” in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:

     “The 28th day after the Execution Date.”

     (b)      The definition of “Effectiveness Target Date” in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:

     “The 74th day after the Execution Date; provided, however, that if the Commission subjects the Shelf Registration Statement to a review and has written comments that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Target Date shall be the 102nd day after the Execution Date.”

2.	Miscellaneous.

     (a)      Except to the extent amended or supplemented by this Amendment, all provisions of the Agreement shall remain in full force and effect and are hereby confirmed in all respects, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or amendment of any provision of the Agreement not expressly amended or supplemented by this Amendment.

     (b)      This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (c)      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (d)      THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS BETWEEN RESIDENTS OF DELAWARE WHOLLY EXECUTED AND WHOLLY PERFORMED THEREIN.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

COMPANY: DIGITAL LIFESTYLES GROUP, INC.
By:	/s/ Kent A. Savage
	Name:	Kent A. Savage
	Title:	Chief Executive Officer

WESTECH: WESTECH CAPITAL CORPORATION, as designee of Tejas Securities Group, Inc.
By:	/s/ Kurt J. Rechner
	Name:	Kurt J. Rechner
	Title:	President and COO

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SIGNATURE PAGES OF INVESTORS TO FOLLOW]

SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

INVESTOR:
By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT